Exhibit 99.2

                        INSURANCE AND INDEMNITY AGREEMENT

                                 by and between:

                         C E ELECTRIC UK FUNDING COMPANY

                                       and

                           AMBAC INSURANCE UK LIMITED



                              ---------------------

                             Dated December 15, 1997

                                TABLE OF CONTENTS

     (This Table of Contents is for convenience of reference only and shall not be deemed to be part of this Insurance Agreement. All capitalized terms used in this Insurance Agreement and not otherwise defined shall have the meanings set forth in Article I of this Insurance Agreement.)

                                                                        Page
ARTICLE I

DEFINITIONS...............................................................1


ARTICLE II

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER AND AMBAC.

Section 2.01.     Representations and Warranties of the Issuer............3
Section 2.02.     Covenants of the Issuer.................................6
Section 2.03.     Representations and Warranties of AMBAC.................7
Section 2.04.     Covenants of AMBAC......................................9


ARTICLE III

ISSUANCE OF THE POLICY; REIMBURSEMENT......................................

Section 3.01.     Issuance of the Policy...................................9
Section 3.02.     Subrogation; Reimbursement Obligation...................10


ARTICLE IV

INDEMNIFICATION...........................................................

Section 4.01.     Indemnification by Issuer...............................12
Section 4.02.     Indemnification By AMBAC................................12
Section 4.03.     Notice of Action........................................12


ARTICLE V

FURTHER AGREEMENTS

Section 5.01      Effective Date; Term of the Insurance Agreement.........13
Section 5.02.     Further Assurances......................................13
Section 5.03.     Obligations Absolute....................................13
Section 5.04.     Assignments; Reinsurance; Third-Party Rights............14
Section 5.05.     Liability of AMBAC......................................14
Section 5.06      Confidentiality.........................................14


                                        I

                                                                         Page

ARTICLE VI

EVENTS OF DEFAULT; REMEDIES...............................................

Section 6.01.     Events of Default.......................................15
Section 6.02.     Remedies................................................15
Section 6.03      Waivers.................................................16

ARTICLE VII

MISCELLANEOUS.............................................................

Section 7.01.     Amendments; etc.........................................16
Section 7.02.     Notices.................................................16
Section 7.03.     Severability............................................17
Section 7.04.     Governing Law...........................................17
Section 7.05.     Counterparts............................................17
Section 7.06.     Headings................................................17
Section 7.07.     Entire Agreement........................................17

Signatures................................................................18

Exhibit A - Form of Policy................................................



                                       II

              INSURANCE AND INDEMNITY AGREEMENT, dated December 15, 1997 (the "Insurance Agreement") by and between C E ELECTRIC UK FUNDING COMPANY, a body corporate incorporated under the Companies Act 1985 as issuer (the "Issuer") and AMBAC INSURANCE UK LIMITED, a body corporate incorporated under the Companies Act 1985 ("AMBAC").

              WHEREAS, pursuant to a Trust Deed (the "Trust Deed") among the Issuer, AMBAC and The Law Debenture Trust Corporation p.l.c. as Trustee (the "Trustee"), dated December 15, 1997, the Issuer will issue (pound)200,000,000
7.25 % Guaranteed Bonds due 2022 (the "Bonds");

              WHEREAS, upon issue of the Bonds, AMBAC will issue a financial guarantee insurance policy and endorsement thereto dated December 15, 1997 (the "Policy") insuring certain payments in respect of the Bonds;


              WHEREAS, in consideration for AMBAC's issuance of the Policy, the Issuer will pay the Premium and is willing to enter into this Insurance Agreement;


              NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

              Unless the context clearly requires otherwise, all capitalised terms used herein and not otherwise defined in this Article I shall have the meanings assigned to them in the Trust Deed or the Conditions of the Bonds.

              "APPLICABLE REQUIREMENTS" means applicable law, the rules of any competent regulatory authority, the rules of any applicable stock exchange and any applicable confidentiality requirements.

              "AMBAC INFORMATION" means the information in the Offering Circular under the headings "Form of the Bond Policy", "Information relating to AMBAC Insurance UK Limited", "Financial Information Relating to AMBAC Insurance UK Limited", "Relationship Between AMBAC Insurance UK Limited and Ambac Assurance Corporation", "Ambac Assurance Corporation" and the information relating to AMBAC in paragraphs 1, 3, 5, 6 and 7 of "General Information".

              "CLOSING DATE" means December 15, 1997 or, if later, the date on which the Bonds are issued and paid for in accordance with the provisions of the Subscription Agreement.

              "COMMITMENT" means the commitment letter dated December 4, 1997 issued by AMBAC and acknowledged by the Issuer with respect to the Bonds.

              "CONDITIONS" means the Conditions of the Bonds, as set forth in the Trust Deed.

              "ELECTRICITY REGULATOR"   means  the  UK  Director   General  of
Electricity Supply.

              "EVENT OF DEFAULT" has the meaning given that term in Section 6.01 hereof.

              "EXISTING BONDS"   means   Northern   Electric   Finance   plc's
(pound)100,000,000 8.875% Guaranteed Bonds due 2020, Northern Electric Finance plc's (pound)100,000,000 8.625% Bonds due 2005 and Northern's (pound)55,000,000
12.661% Bonds due 1999.

              "LATE PAYMENT RATE" means the base rate of interest announced by National Westminster Bank Plc on each Business Day.

              "MANAGERS" means Lehman Brothers International (Europe), Credit Suisse First Boston (Europe) Limited and Dresdner Kleinwort Benson in their capacity as managers under the Subscription Agreement.

              "NORTHERN" means Northern Electric plc.

              "OFFERING CIRCULAR" means the Offering Circular dated December 11, 1997 prepared in connection with the issue of the Bonds, as the same may be amended or supplemented prior to the Closing Date.

              "PREMIUM" means the insurance premium payable by the Issuer to AMBAC in consideration for the issuance of the Policy by AMBAC, payable in the amount, at the time and in the manner described in the Commitment.

              "RATING AGENCIES" means, collectively, Moody's and S&P.

              "RESTRICTIVE DOCUMENTS" means (i) the Reference Documents, (ii) the Shareholders Agreement between the shareholders of the Issuer, as amended to date, and (iii) the existing Term Loan and Revolving Credit Facility Agreement among, inter alia, the Issuer and Credit Suisse.

              "STOCK EXCHANGE" means the Luxembourg Stock Exchange.

              "SUBSCRIPTION AGREEMENT" means the Subscription Agreement dated December 11, 1997 by and among the Issuer, the Managers and AMBAC.

              "SUBSIDIARY" means any subsidiary for the time being of the Issuer within the meaning of Section 736 of the Companies Act 1985, as amended.

              "TRANSACTION" means the issuance and sale of the Bonds by the Issuer, the issuance of the Policy by AMBAC and all actions related thereto, all pursuant to, and as contemplated by, the Transaction Documents.

              "TRANSACTION DOCUMENTS" means the Trust Deed, the Policy, the Subscription Agreement, this Insurance Agreement and any other agreement entered into pursuant hereto or thereto.

                                   ARTICLE II

        REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER AND AMBAC

              Section 2.01. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer hereby represents and warrants to AMBAC on and as of the Closing Date, as follows:

               (a)  it  and  each  of  its  Subsidiaries   (including,   without
                    limitation, Northern) is duly incorporated and validly existing under the laws of England and Wales with full power and authority to conduct its business as described in the Offering Circular, is not in liquidation or receivership and is lawfully qualified to do business in those jurisdictions in which business is conducted by it, except where the failure to so qualify is not reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Issuer and its Subsidiaries (including, without limitation, Northern) taken as a whole (the "Group") (such effect being hereinafter referred to as a "Material Adverse Effect");

               (b) the Transaction Documents have been duly authorised by the Issuer and constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject only to all applicable insolvency laws affecting the rights of creditors generally and to general principles of equity;

               (c) the Bonds have been duly authorised by the Issuer and, when duly executed, authenticated, issued and delivered in accordance with the Trust Deed, will constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject only to all applicable insolvency laws affecting creditors' rights generally and to general principles of equity;

               (d) no action or thing is required to be taken, fulfilled or done (including, without limitation, the obtaining of any consent or licence or the making of any filing or registration) for the issue of the Bonds, the carrying out of the other transactions contemplated by the Transaction Documents or the compliance by the Issuer with the terms of the Bonds and the Transaction Documents, except for those which have been obtained and are in full force and effect and not subject to any conditions which require to be satisfied prior to the date hereof and have not been satisfied, and except where the failure to take any such action or fulfill any such requirement would not, individually or in the aggregate, result in a Material Adverse Effect or impair the validity or enforceability of the Transaction Documents or the Bonds;

               (e) the execution and delivery of the Transaction Documents, the issue of the Bonds, the carrying out of the other transactions contemplated by the Transaction Documents and compliance with their terms do not and will not (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the documents constituting the Issuer or Northern or any indenture, trust deed, mortgage or other agreement or instrument to which the Issuer or any other member of the Group is a party or by which any of them or any of their respective properties is bound, or (ii) infringe any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental body or court, domestic or foreign, having jurisdiction over the Issuer, any such other member of the Group or any of their respective properties or assets or infringe the rules of any stock exchange on which securities of the Issuer are listed, where any such conflict, breach, default or infringement, individually or in the aggregate, is reasonably likely to (x) have a Material Adverse Effect or (y) impair the validity or enforceability of the Transaction Documents or the Bonds;

               (f) other than with respect to the AMBAC Information (as defined below) (i) the Offering Circular contains all information with respect to the Issuer, the Group and the Bonds which is material in the context of the issue and offering of the Bonds, (ii) all statements of fact contained in it are true and accurate in all material respects and not misleading in any material respect, (iii) the opinions and intentions expressed in it with regard to the Issuer and to the Group are honestly held, have been reached after considering all relevant circumstances and are based on reasonable assumptions (it being understood that opinions and intentions necessarily involve uncertainties), (iv) there is no other fact or matter omitted from the Offering Circular which (x) is necessary to enable investors and their investment advisers to make an informed assessment of the assets and liabilities, financial position, profits and losses and prospects of the Issuer and the Group and of the rights attaching to the Bonds, or (y) the omission of which makes any statement therein misleading in any material respect, or (z) in the context of the issue and offering of the Bonds is material for disclosure therein; and (v) all reasonable enquiries have been made by the Issuer to ascertain such facts and to verify the accuracy of all such information and statements, provided that this subsection 2.01(f) shall not apply to statements in the Offering Circular based on written information furnished to the Issuer by the Lead Managers as defined in the Subscription Agreement (the "Lead Manager Information"), it being understood and agreed that the only such information is the legend concerning over-allotments and stabilisation on page 2 of the Offering Circular.

               (g) (i) the consolidated financial statements of Northern and its consolidated subsidiaries taken as a whole (the "Northern Consolidated Group") incorporated by reference in the Offering Circular were prepared in accordance with accounting principles generally accepted in, and pursuant to the relevant laws of, the United Kingdom consistently applied and give a true and fair view of the financial position of the Northern Consolidated Group as at the dates, and the results of operations and changes in financial position of the Northern Consolidated Group as at the dates, and the results of operations and changes in financial position of the Northern Consolidated Group for the periods, in respect of which they have been prepared, and (ii) since the date of the last audited consolidated financial statements of the Northern Consolidated Group incorporated by reference in the Offering Circular there has been no material adverse change, nor any development involving a prospective material adverse change, in the financial condition, business or results of operations of the Northern Consolidated Group;

               (h) except as disclosed in the Offering Circular, there are no pending actions, suits or proceedings against or involving the Issuer or any other member of the Group or any of their respective properties which, if determined adversely to any such member of the Group, would be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect or would adversely affect the ability of the Issuer to perform its obligations under the Transaction Documents or the Bonds or which are otherwise material in the context of the issue of the Bonds and, to the best of the Issuer's knowledge, having made all reasonable enquiries, no such actions, suits or proceedings are threatened;

               (i) no event has occurred or circumstance arisen which, had the Bonds already been issued, would constitute an event described under "Issuer Events of Default" in the conditions of the Bonds as set out in the Offering Circular;

               (j) neither the Issuer nor any other member of the Group is in default in the performance or observance of its obligations under or in respect of any agreement, undertaking or instrument to which the Issuer or any other member of the Group is party or by which the Issuer or any other member of the Group may be bound and no event has occurred which would constitute a default under or in respect of such agreement, undertaking or instrument other than, in each case, such defaults that would not, individually or in the aggregate, have a Material Adverse Effect;

               (k) except as disclosed in the Offering Circular, neither the Issuer nor any other member of the Group is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, whether domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect;

               (l) since the date of the latest audited financial statements incorporated by reference in the Offering Circular (i) except as disclosed in or contemplated by the Offering Circular no member of the Group has entered into a transaction material to the Group other than those in the ordinary course of business, and (ii) except as disclosed in the Offering Circular, there has been no dividend or distribution of any kind declared, paid or made by the Issuer or any other member of the Group on any class of its share capital;

               (m) neither the Issuer nor its affiliates nor any person acting on behalf of any of them have engaged or will engage in any directed selling efforts (as defined in Regulation S under the United States Securities Act of 1933, as amended (the Securities Act")) with respect to the Bonds;

               (n) it reasonably believes that there is no substantial US market interest (as defined in Regulation S under the Securities Act) in its debt securities; and

               (o) except as disclosed in the Offering Circular and except as would not have a Material Adverse Effect, (i) each member of the Group has carried on its business in compliance in all respects with all legal and regulatory requirements applicable to such business, including, without limitation, the PES Licence, (ii) each member of the Group has all necessary permits, licences, authorisations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary authorisations, consents and approvals from other persons, required in the conduct of its businesses as they are currently carried on, (iii) no member of the Group has received any notice of proceedings which remain unresolved relating to the revocation or modification of any such permits, licences, authorisations, consents or approvals, and (iv) no member of the Group is in breach of, or in default under, any such permits, licences, authorisations, consents or approvals or any applicable law, regulation or rule or any decree, order or judgment applicable to any member of the Group.

               (p) The Bonds and the Issuer's obligations under this Insurance Agreement constitute direct, unsecured, (subject to the express term of the Trust Deed and this Insurance Agreement) unconditional and unsubordinated obligations of the Issuer;

               (q) The PEC Licence has been issued to Northern and there are no breaches or violations of such PES Licence of which the Issuer is aware; and

               (r) all ring-fencing and other provisions which restrict or limit the Issuer's and its Subsidiaries' business activities, asset dispositions, debt incurrence and corporate guarantees which are material to the Issuer and its Subsidiaries taken as a whole are contained in the Restrictive Documents, the PES Licence, the pending Licence Modifications, the Existing Bonds and not any other documents, and all such documents will have been supplied to AMBAC and its counsel prior to the date hereof.

               Section 2.02. COVENANTS OF THE ISSUER. The Issuer agrees as follows:

               (a) it will, at any time prior to the issuance of the Bonds, notify AMBAC of anything which has or may reasonably be expected to have rendered or will or may render untrue or incorrect in any respect any of the representations and warranties in Section 2.01 as if they had been made or given at such time with reference to the facts and circumstances then subsisting, which change is material in the context of the issue and offering of the Bonds or the issue of the Policy;


               (b) neither it nor any of its affiliates (including any person acting on behalf of the Issuer or any of its affiliates) will engage in any directed selling efforts with respect to the Bonds or will offer or sell, any Bonds in any circumstances which would require the registration of any of the Bonds under the Securities Act and that the Issuer and its affiliates will comply with the offering restrictions requirement of Regulation S under the Securities Act;

               (c) the duties and obligations of the Issuer herein shall continue in full force and effect until all of the obligations of the Issuer hereunder are fully discharged, notwithstanding payment of all amounts due in respect of the Bonds, provided that the representations and warranties of the Issuer in Section 2.01 are made as of the Closing Date;

               (d) it will provide AMBAC with copies of all reports relating to violations of the PES Licence received by the Issuer or any Subsidiary from the Electricity Regulator, as soon as reasonably practicable after delivery or receipt thereof;

               (e) subject to Applicable Requirements, it will, upon reasonable prior notice by AMBAC make appropriate management personnel available for a meeting (whether conducted over the telephone or otherwise) with AMBAC at a mutually acceptable time and place to discuss the Issuer's operational and financial performance over the preceding financial year and its financial plans for the next three years;

               (f) subject to Applicable Requirements, it will, as soon as reasonably practicable after request by AMBAC, provide appropriate personnel for a meeting (whether conducted over the telephone or otherwise) with AMBAC at a mutually acceptable time and place if there occurs a significant change in the financial position of the Issuer or any Subsidiary which is material to the Issuer as shown in its most recent financial statements or in any report produced by the Electricity Regulator concerning the Issuer or any of its Subsidiaries;

               (g) subject to Applicable Requirements, it will provide AMBAC with quarterly management accounts, unaudited interim accounts and audited annual financial statements, as soon as reasonably practicable after production thereof and in any event within 45 days for quarterly accounts, and 90 days for interim accounts and 120 days for annual accounts;

               (h) save as provided in the Conditions, all payments of principal of and interest (including interest accruing after a payment default) on the Bonds ("Payments") by the Issuer shall be made free of withholding or deduction for, or on account of, any present tax, assessment or other governmental charge of whatever nature ("Tax") imposed or levied by or on behalf of the United Kingdom or any political subdivision or taxing authority therein or thereof, unless the withholding or deduction of such Tax, is required by law.

               Section 2.03. REPRESENTATIONS AND WARRANTIES OF AMBAC. AMBAC hereby represents and warrants to the Issuer on and as of the Closing Date hereof, as follows:

               (a) AMBAC is duly incorporated and is validly existing under the laws of England and Wales with full power and authority to conduct its business as described in the AMBAC Information (as defined below), is not in liquidation or receivership, is able to pay its debts as they fall due and is lawfully qualified to do business in those jurisdictions in which business is conducted by it;

               (b) the Transaction Documents to which it is a party have been duly authorised, executed and delivered by AMBAC and constitute the legal, valid and binding obligations of AMBAC enforceable in accordance with their respective terms subject only to all applicable insolvency laws affecting the rights of creditors generally and to general principles of equity;

               (c) no action or thing is required to be taken, fulfilled or done (including, without limitation, the obtaining of any consent or licence or the making of any filing or registration) for the issue of the Policy or the compliance by AMBAC with the policy or the Transaction Documents, as the case may be, except for those which have been and are in full force and effect and not subject to any conditions which require to be satisfied prior to the date hereof and have not been satisfied;

               (d) the execution and delivery of the Transaction Documents to which it is a party, the carrying out of the other transactions contemplated by the Transaction Documents to which it is a party and compliance with their terms do not and will not (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the documents constituting AMBAC or any indenture, trust deed, mortgage or other agreement or instrument to which AMBAC is a party or by it or any of its properties is bound, or (ii) infringe any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental body or court, domestic or foreign, having jurisdiction over AMBAC or any of properties or assets;

               (e) (i) the Offering Circular contains all information with respect to AMBAC which is material in the context of the issue and offering of the Bonds (including all information required by English law), (ii) all statements of fact contained in the information defined as the "AMBAC Information" on page 2 of the Offering Circular (hereinafter, the "AMBAC Information") are true and accurate in all material respects and not misleading in any material respect, (iii) the opinions and intentions expressed in the AMBAC Information are honestly held, have been reached after considering all relevant circumstances and are based on reasonable assumptions, (iv) there is no other fact or matter omitted from the AMBAC Information which (x) is necessary to enable investors and their investment advisers to make an informed assessment of the assets and liabilities, financial position, profits and losses and prospects of AMBAC, or (y) the omission of which makes any statement therein misleading in any material respect, or (z) in the context of the issue and offering of the Bonds is material for disclosure therein; and (v) all reasonable enquires have been made by AMBAC to ascertain such facts and to verify the accuracy of all such information;

               (f) except as disclosed in the AMBAC Information, there are no pending actions, suits or proceedings against or affecting AMBAC or any of their respective properties which, if determined adversely to AMBAC would be reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial condition, business or results of operations of AMBAC or would adversely affect the ability of AMBAC to perform its obligations under the Transaction Documents or which are otherwise material in the context of the issue of the Bonds and, to the best of the knowledge of AMBAC, having made all reasonable enquiries, no such actions, suits or proceedings are threatened or contemplated;

               (g) no event has occurred or circumstance arisen which, had the Bonds already been issued, might (whether or not with the giving of notice and/or the passage of time and/or the fulfillment of any other requirement) constitute an event described under "AMBAC Events of Default" in the terms and conditions of the Bonds as set out in the Offering Circular;

               (h) AMBAC (i) has carried on its business in compliance in all respects with all legal and regulatory requirements applicable to such business, (ii) has all necessary permits, licences, authorisations, consents and approvals and has made all necessary filings required under applicable law, regulation or rule, and has obtained all necessary authorisations, consents and approvals from other persons, material to the conduct of its business, (iii) has not received any notice of proceedings which remain unresolved relating to the revocation or modification of any such permits, licences, authorisations, consents or approvals, and (iv) is not in breach of, or in default under, any such permits, licences, authorisations, consents or approvals or any applicable law, regulation or rule or any decree, order or judgment applicable to it;

               (i) AMBAC is not in default in the performance or observance of its obligations under or in respect of any material agreement, undertaking or instrument to which it is a party or by which it may be bound and no event has occurred which, with the giving of notice, lapse of time or other condition would constitute a default under or in respect of any such agreement, undertaking or instrument;

               (j) the Policy is a direct, unconditional, unsubordinated and unsecured obligation of AMBAC, and will rank pari passu among all other present and future direct, unconditional, unsubordinated and unsecured obligations of AMBAC; and

               (k) neither AMBAC nor any of its affiliates nor any person acting on behalf of any of them have engaged or will engage in any directed selling efforts (as defined in Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act")) with respect to the Bonds.

               Section 2.04.  COVENANTS OF AMBAC.  AMBAC agrees as follows:

               (a) it will, at any time prior to the issuance of the Bonds, forthwith notify the Issuer of anything which has or may reasonably be expected to have rendered or will or may render untrue or incorrect in any respect any of the representations and warranties in Section 2.03 as if they had been made or given at such time with reference to the facts and circumstances then subsisting; and

               (b) the duties and obligations of AMBAC herein shall continue in full force and effect until all of the obligations of AMBAC hereunder are fully discharged, provided that the representations and warranties of AMBAC in Section 2.03 are made as of the Closing Date.


                                   ARTICLE III

                      ISSUANCE OF THE POLICY; REIMBURSEMENT

               Section 3.01. ISSUANCE OF THE POLICY. AMBAC agrees to issue the Policy on the Closing Date subject to satisfaction of the conditions precedent set forth below:

               (a) PAYMENT OF PREMIUM. AMBAC shall have received the Premium on the Closing Date in accordance with the provisions of the Commitment;

               (b) TRANSACTION DOCUMENTS. AMBAC or its counsel shall have received a copy of each of the Transaction Documents, and an opinion of Skadden, Arps, Slate, Meagher & Flom, legal advisers to the Issuer as to English law, each in form and substance satisfactory to AMBAC, duly authorised, executed and delivered by each party thereto;

               (c) CERTIFIED DOCUMENTS AND RESOLUTIONS. AMBAC shall have received a copy of the memorandum and articles of association of the Issuer, and the resolutions of the Issuer's Board of Directors authorizing the performance by the Issuer of its obligations under the Transaction Documents, certified by a Director or the Secretary of the Issuer (which certificate shall state that such memorandum and articles of association and resolutions are in full force and effect without modification on the Closing Date);

               (d) INCUMBENCY CERTIFICATE. AMBAC and the Issuer shall have received certificates of an officer of the Issuer and AMBAC, respectively certifying the names and signatures of the officers of the Issuer and AMBAC, respectively authorized to execute and deliver the Transaction Documents;

               (e) REPRESENTATIONS AND WARRANTIES; CERTIFICATES. The representations and warranties of the Issuer set forth in the Subscription Agreement and this Insurance Agreement shall be true and correct as of the Closing Date as if made on the Closing Date and AMBAC shall have received a certificate of an authorised officer of the Issuer to that effect;

               (f) APPROVALS. ETC. AMBAC or its counsel shall have received true and correct copies of all approvals, licenses and consents, if any, required to be obtained in connection with the completion of the Transaction by the Issuer;

               (g) LEGALITY. No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the transactions contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof;

               (h) SATISFACTION OF CONDITIONS OF THE SUBSCRIPTION AGREEMENT. All conditions in the Subscription Agreement relating to the Managers' obligation to subscribe for the Bonds (other than delivery of the duly executed Policy) shall have been satisfied, without taking into account any waiver by the Managers of sub-clauses 7(b) or 7(g) of the Subscription Agreement unless such waiver has been approved by AMBAC;

               (i) ISSUANCE OF RATINGS. AMBAC shall have received confirmation that the Bonds, when issued, will be rated "AAA" by S&P and "Aaa" by Moody's provided that Issuer shall not be obligated to accept or pay the premium for the Policy if the failure to obtain such ratings confirmations is due solely to AMBAC's ratings;

               (j)  NO DEFAULT.  No Event of Default shall have occurred; and

               (k)  DOCUMENTS, CERTIFICATES.  AMBAC and its counsel  shall have
                    determined  that  all  documents  and   certificates  to  be
                    delivered in connection with the issuance of the Bonds conform to the terms of the Transaction Documents.

               Section 3.02.  SUBROGATION:  REIMBURSEMENT  OBLIGATION.

               (a) The Issuer agrees that AMBAC shall be subrogated to the rights of the holders of the Bonds to the extent of any payment made by AMBAC under the Policy. The Issuer further agrees that, in accordance with the priorities established in the Trust Deed and in accordance with this Insurance Agreement, AMBAC shall be entitled to reimbursement for any payment made by AMBAC under the Policy, which reimbursement shall be due and payable on the date that any amount is paid thereunder, in pounds sterling in an amount equal to the amount paid pursuant to the Policy on such date and all amounts previously paid that remain unreimbursed, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full, shall accrue interest at a rate equal to the Late Payment Rate.

               (b) Subject to the terms of the Trust Deed, the Issuer agrees to pay to AMBAC any and all reasonable charges, fees, costs and expenses that AMBAC may pay or incur, including, but not limited to, lawyers' and accountants' fees and expenses properly incurred, in connection with (i) any accounts established to facilitate payments under the Policy to the extent AMBAC has not been immediately reimbursed on the date that any amount is paid by AMBAC under the Policy, (ii) the enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents, in its capacity as such a party, or the Transaction or (iii) any amendment, waiver or other action with respect to, or related to, any Transaction Document, where the consent of AMBAC (whether as Controlling Party or otherwise) to any such amendment, waiver or action is required by the Transaction Documents, whether or not executed or completed.

                                   ARTICLE IV

                                 INDEMNIFICATION

               Section 4.01. INDEMNIFICATION BY ISSUER. The Issuer undertakes with AMBAC that it will indemnify and hold harmless AMBAC and its directors and employees and each person who controls AMBAC from and against any and all losses, liabilities, costs, claims, damages, expenses or demands (or actions in respect thereof) which any of them may reasonably incur or which may be made against any of them (in the currency in which such losses, liabilities, costs, claims, damages, expenses or demands are incurred), insofar as such losses, liabilities, costs, claims, damages, expenses or demands (or actions in respect thereof) arise out of or in relation to or in connection with any breach or alleged breach of any representation or warranty made by the Issuer in Section 2.01, or any breach or alleged breach of any of the covenants of the Issuer in
Section 2.02; provided that the Issuer shall not be liable for any such loss, liability, cost, action or claim arising from (i) any statements made in reliance on information furnished in writing by AMBAC or the Managers to the Issuer expressly for use in the Offering Circular or from any omissions of information which should have been so furnished by AMBAC or the Managers, (ii) any breach by AMBAC of any of its obligations under the Transaction Documents or
(iii) the gross negligence of any indemnified person. Subject to the provisions of Section 4.03 hereof, the Issuer further agrees to reimburse AMBAC (in the currency in which incurred by AMBAC) for all costs, charges and expenses which AMBAC may pay or incur in connection with investigating, disputing or defending any such action or claim.

               Section 4.02 INDEMNIFICATION BY AMBAC. AMBAC undertakes with the Issuer that it indemnify and hold harmless the Issuer and its directors and employees and each person who controls the Issues from and against any and all losses, liabilities, costs, claims, damages, expenses or demands (or actions in respect thereof) which any of them may reasonably incur or which may be made against any of them (in the currency in which such losses, liabilities, costs, claims, damages, expenses or demands are incurred), insofar as such losses, liabilities, costs, claims, damages, expenses or demands (or actions in respect thereof) arise out of or in relation to or in connection with any breach or alleged breach of any representation or warranty made by AMBAC in Section 2.03, or any breach or alleged breach of any of the covenants of AMBAC in Section 2.04; provided that AMBAC shall not be liable for any such loss, liability, cost, action or claim arising from (i) any statements made in reliance on information furnished in writing by the Issuer or the Managers expressly for use in the Offering Circular or from any omission of information which should have been so furnished by the Issues or the Managers, (ii) any breach by the Issuer of any of its obligations under the Transaction Documents or (iii) the gross negligence of any indemnified person. Subject to the provisions of Section 4.03 hereof, AMBAC further agrees to reimburse the Issuer (in the currency in which incurred by the Issuer) for all costs, charges and expense which the Issuer may pay or incur in connection with investigating, disputing or defending any such action or claim.

               Section 4.03. NOTICE OF ACTION, ETC.; SETTLEMENTS. If any action, claim or demand shall be brought or alleged against an indemnified party in respect of which indemnity is to be sought against the other party under this
Article IV, the indemnified party shall promptly notify the indemnifying party in writing, and the indemnifying party shall have the option to assume the defense thereof, with legal advisers reasonably satisfactory to the indemnified party. If the indemnifying party so assumes the defense of the action, it shall not be liable for any fees and expenses of the legal advisers of the indemnified party incurred thereafter in connection with the action provided, however, that the indemnified party shall have the right to employ legal advisers to represent it if the employment of such legal advisers shall have been authorised in writing by the indemnifying party in connection with the defense of such action or if, in the written opinion of the legal advisors to either the indemnifying party or the indemnified party, representation of both parties by the same legal advisers would be inappropriate due to actual or likely conflicts of interest between them, and in that event the reasonable fees and expenses of one firm of separate legal advisers (in addition to the fees and expenses of legal advisers in any other jurisdiction) shall be paid by the indemnifying party.

Following any such assumption of the defense the indemnifying party shall not settle any such action, claim or demand without the prior written consent of the indemnified party, unless such settlement includes an unconditional release of the indemnified party from all liability in respect of the subject matter of such action, claim or demand. However, if such consent, having been requested, is withheld or not given for more that 14 days, the indemnifying party shall be entitled to require the relevant indemnified party to reassume the defense of such action and, whether or not the relevant indemnified person reassumes the defense of such action, the relevant indemnified party will not be entitled to any indemnity from the indemnifying party in connection with such action in excess of the amount which would have been payable as a consequence of such proposed settlement in respect of which the relevant indemnified party has withheld or not given its consent. The indemnified party shall provide to the indemnifying party all assistance as the indemnifying party shall reasonably require in assuming the defense of any such action. The indemnifying party shall not be liable to indemnify the indemnified party for any settlement of any action effected without the written consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed. ARTICLE V

                               FURTHER AGREEMENTS

               Section 5.01. EFFECTIVE DATE; TERM OF THE INSURANCE AGREEMENT. This Insurance Agreement shall take effect on the Closing Date and shall remain in effect in accordance with its terms until the later of (a) such time as AMBAC is no longer subject to a claim under the Policy and (b) all amounts payable to AMBAC by the Issuer or from any other source hereunder, under the other Transaction Documents and all amounts payable under the Bonds have been paid in full.

               Section 5.02. FURTHER ASSURANCES. To the extent permitted by Applicable Requirements, the parties agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the other party may request and as may be required in such party's judgment to effectuate the intention of or facilitate the performance of this Insurance Agreement.

               Section 5.03. OBLIGATIONS ABSOLUTE. The obligations of the parties hereunder shall be absolute and unconditional and shall be paid or performed strictly in accordance with this Insurance Agreement under all circumstances irrespective of:

               (i) any lack of validity or enforceability of, or any amendment or other modifications of, or waiver, with respect to any of the Transaction Documents or the Bonds;

               (ii) any exchange or release of any other obligations hereunder;

               (iii) the existence of any claim, setoff, defense, reduction, abatement or other right that one party may have at any time against the other;

               (iv) any document presented in connection with the Policy proving to be, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or in any respect;

               (v) any payment by AMBAC under the Policy against presentation of a certificate or other document that does not strictly comply with the terms of the Policy: and

               (vi) any other circumstances, other than, in the case of the Issuer, payment in full, that might otherwise constitute a defense available to, or discharge of, the relevant party in respect of any Transaction Document.

               Section 5.04.    ASSIGNMENTS; REINSURANCE; THIRD-PARTY RIGHTS.

               (a) This Insurance Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

               (b) AMBAC shall have the right to give participations in its rights under this Insurance Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as AMBAC may in its discretion determine and at no cost to the Issuer; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve AMBAC of any of its obligations hereunder or under the Policy.

               (c) Except as provided herein with respect to permitted assigns, participants and reinsurers, nothing in this Insurance Agreement shall confer any right, remedy of claim, express or implied, upon any person, including, particularly, any holders of the Bonds or the Managers, other than the parties hereto, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto.

               Section 5.05. LIABILITY OF AMBAC. Neither AMBAC nor any of its officers, directors or employees shall be liable or responsible for: (a) the use that may be made of the Policy by the Trustee or for any acts or omissions of the Trustee in connection therewith; or (b) the validity, sufficiency, accuracy or genuineness of documents delivered to AMBAC in connection with any claim under the Policy, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respect invalid, insufficient, fraudulent or forged (unless AMBAC shall have actual knowledge thereof). In furtherance and not in limitation of the foregoing, AMBAC may accept documents that appear on their face to be in order, without responsibility for further investigation.

               Section 5.06. CONFIDENTIALITY. Each party agrees to maintain any non-public information it receives pursuant to Section 2.02(d), (e) or (f), as applicable, in strict confidence and shall not disclose any such information other than to its officers, directors, employees, advisors and representatives or, in the case of AMBAC, rating agencies, regulators, auditors and reinsurers, (collectively, "Representatives") and shall not use such information for any purpose other than as set forth in this section, except to the extent that disclosure is required by Applicable Requirements; provided, that such Representatives shall have agreed for the benefit of the other party to be bound by the terms of this section; and provided, further, that each party shall be responsible for any breach of this section by any of its Representatives other than, in the case of AMBAC, its rating agencies, regulators, auditors and reinsurers. Notwithstanding the foregoing, in the event that a party or its Representatives become legally compelled or otherwise compelled by regulation to disclose any such information, such party will provide the other party with prompt notice so that such other party may seek a protective order or other appropriate remedy. In the event such protective order or other remedy is not obtained, the disclosing party will furnish only that portion of the information that is legally required and will exercise its reasonable efforts to assure that confidential treatment is accorded such information.

                                   ARTICLE VI

                           EVENTS OF DEFAULT; REMEDIES

               Section 6.01. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an Event of Default hereunder:

               (a) any representation or warranty made by the Issuer hereunder or under the Transaction Documents shall prove to have been untrue or incomplete in any material respect when made;

               (b) the Issuer shall fail to pay when due any amount payable by the Issuer hereunder;

               (c) the occurrence and continuance of an Issuer Event of Default as defined in the Conditions of the Bonds.; or

               (d) any failure on the part of the Issuer duly to observe or perform in any material respect any of the other covenants or agreements on the part of the Issuer contained in this Insurance Agreement or in any other Transaction Document which, if capable of remedy, continues unremedied beyond any cure period provided therein, or, in the case of this Insurance Agreement, for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer.

               Section 6.02. REMEDIES. (a)Upon the occurrence of an Event of Default and, if applicable, after the expiry of any relevant cure period in the Transaction Documents, AMBAC may exercise any one or more of the rights and remedies set forth below, subject to the terms of the Trust Deed:

                    (i) declare all obligations and liabilities of every type or description then owed by the Issuer to AMBAC to be immediately due and payable, and the same shall thereupon be immediately due and payable;

                    (ii) exercise any rights and remedies  available to it under the Transaction Documents in accordance with the terms thereof; or

                    (iii)take whatever  action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts then due to it under this Insurance Agreement or the Transaction Documents or to enforce performance and observance of any obligation, agreement or covenant of the Issuer under this Insurance Agreement or the Transaction Documents.

               (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under this Insurance Agreement or the Transaction Documents. No delay or omission to exercise any right or power accruing under this Insurance Agreement or any other Transaction Documents upon the happening of any event set forth in
                    Section 6.01 hereof shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle AMBAC to exercise any remedy reserved to AMBAC in this Article, it shall not be necessary to give any notice, other than such notice as may be required by this Article or as may be required under any of the Transaction Documents.

               Section 6.03.  WAIVERS.

               (a) No failure by AMBAC to exercise, and no delay by AMBAC in exercising, any right hereunder shall operate as a waiver thereof. The exercise by AMBAC of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein to AMBAC are declared in every case to be cumulative and not exclusive of any remedies provided by law or equity.

               (b) AMBAC shall have the right, to exercise in its complete discretion, the waiver of any Event of Default hereunder, by written waiver setting forth the terms, conditions and extent of such waiver and signed by AMBAC and delivered to the Issuer and the Trustee. Unless such written waiver expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

                                   ARTICLE VII

                                  MISCELLANEOUS

               Section 7.01. AMENDMENTS, ETC. This Insurance Agreement may be amended, modified or terminated only by written instrument or written instruments signed by the parties hereto.

               Section 7.02. NOTICES. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered and telecopied to the recipient as follows:

               (a)  To AMBAC:

                      AMBAC Insurance UK Limited
                      St. Helens
                      One Undershaft
                      London EC3A 8JL


                      Attention:   Managing Director
                      Facsimile No.: 171 444 7227
                      Telephone No.: 171 444 7200

               (b) To the Issuer:

                   C E Electric UK Funding Company
                   c/o Northern  Electric plc
                   Carliol House,  Market Street Newcastle upon Tyne, NE1 GNE
                   Attention:
                   Facsimile No.: 191 213 2001
                   Telephone No.:

                   with a copy to:

                   CE Electric UK Funding Company
                   c/o CalEnergy Company, Inc.
                   302 South 36th Street
                   Omaha, NE 68131
                   Attention:  Steven A. McArthur
                   Facsimile No.: (402) 231-1658
                   Telephone No.: (402) 231-1640

               A party may specify an additional or different address or addresses by writing mailed or delivered to the other party as aforesaid. All such notices and other communications shall be effective upon receipt.

               Section 7.03. SEVERABILITY. In the event that any provision of this Insurance Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

               Section 7.04. GOVERNING LAW. The Insurance Agreement shall be governed by and construed in accordance with the laws of England.

               Section 7.05. COUNTERPARTS. This Insurance Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

               Section 7.06. HEADINGS. The headings of Articles and Sections and the Table of Contents contained in this Insurance Agreement are provided for convenience only. They form no part of this Insurance Agreement and shall not affect its construction or interpretation. Unless otherwise indicated, all references to Articles and Sections in this Insurance Agreement refer to the corresponding Articles and Sections of this Insurance Agreement.

               Section 7.07. ENTIRE AGREEMENT. This Insurance Agreement and the Transaction Documents set forth the entire agreement among the parties with respect to the subject matter hereof, and this Insurance Agreement supplements and supersedes any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.





                                               C E ELECTRIC UK FUNDING COMPANY
                                                   as Issuer


                                               By  /s/ STEVE A MCARTHUR
                                               -----------------------------
                                                       STEVE A MCARTHUR
                                               Title   SENIOR VICE PRESIDENT




                                               AMBAC INSURANCE UK LIMITED


                                               By  /s/ DAVID WILLIAM WALLIS
                                               ----------------------------
                                                       DAVID WILLIAM WALLIS
                                               Title   FIRST VICE PRESIDENT

                                    EXHIBIT A
                                    ---------


                                 FORM OF POLICY
                                 --------------